Exhibit 99.1

J.P. Morgan Healthcare Conference JANUARY 7 – 10, 2019

Forward looking statements This presentation contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about expectations and timing regarding Ironwood’s ability to achieve profitability; the development, launch, commercial availability and commercial potential of our products, product candidates and the other products that we promote and the drivers, timing, impact and results thereof; the commercial potential and growth in, and potential demand for, our products and product candidates; the potential indications for, and benefits of, our products and product candidates; the anticipated timing of preclinical, clinical and regulatory developments; the strength of the intellectual property protection for our products and product candidates; and our financial performance and results, and guidance and expectations related thereto, including expectations related to revenue growth, the allocation of capital, ex-U.S. revenues, operating and profit margins and SG&A, R&D, LINZESS marketing & sales, net interest, restructuring and separation expenses. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the risk that we may experience difficulties in implementing or negative effects from the reduction in workforce, such as claims arising out of the reduction; risks related to the difficulty of predicting the financial impact or timing of our reduction in workforce; the effectiveness of development and commercialization efforts by us and our partners; preclinical and clinical development, manufacturing and formulation development; the risk that findings from our completed nonclinical and clinical studies may not be replicated in later studies; efficacy, safety and tolerability of our products and product candidates; decisions by regulatory and judicial authorities; the risk that we may never get sufficient patent protection for our products and product candidates or that we are not able to successfully protect such patents; the outcomes in legal proceedings to protect or enforce the patents relating to our products and product candidates, including ANDA litigation; developments in the intellectual property landscape; challenges from and rights of competitors or potential competitors; the risk that our planned investments do not have the anticipated effect on our company revenues, our products or product candidates; the risk that we are unable to manage our operating expenses or cash use for operations, or are unable to commercialize our products, within the guided ranges or otherwise as expected; and the risks listed under the heading "Risk Factors" and elsewhere in Ironwood's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and in our subsequent SEC filings. These forward-looking statements (except as otherwise noted) speak only as of the date of this presentation, and Ironwood undertakes no obligation to update these forward-looking statements. Further, Ironwood considers the net profit for the U.S. LINZESS brand collaboration with Allergan in assessing the product's performance and calculates it based on inputs from both Ironwood and Allergan. This figure should not be considered a substitute for Ironwood's GAAP financial results. An explanation of our calculation of this figure is provided on slide 11 of this presentation.

WE AIM TO: Grow LINZESS® (linaclotide) and accelerate U.S. GI development portfolio Deliver profits beginning in 2019 (following planned separation) IRONWOOD is building a profitable, GI-focused healthcare company Capitalize on our GI expertise to bring innovative therapies to patients

Seasoned executive team with proven track record in building successful GI businesses* 4 Mark Mallon Chief Executive Officer Tom McCourt President Gina Consylman Chief Financial Officer Halley Gilbert Chief Administrative Officer Jason Rickard Senior Vice President, Operations Mike Shetzline Chief Medical Officer *Anticipated team following planned separation

Capitalizing on our expertise in GI to bring innovative therapies to patients 5 Accelerating LINZESS growth and profitability1 Sources: 1. IQVIA NPA, Dec 2018 Investing in profitable growth beginning in 2019 Driving revenue growth and expanding operating margins Seeking to strengthen balance sheet and lower cost of capital Linaclotide abdominal symptom claims (bloating, discomfort, pain) Phase IIIb data expected mid-2019 If positive, expect to begin promotion ASAP IW-3718 for persistent GERD Pivotal Phase III trials ongoing MD-7246 for abdominal pain Phase II trial expected to initiate 1Q 2019 Initially evaluating in IBS-D to assess profile in new patient population Advancing late-stage development programs Focusing investments for growth & value creation 2013 2014 2015 2016 2017 2018 2012 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 LINZESS Extended Units TRx

Focused execution on core GI business 3 differentiated, durable GI assets positioned for growth and value creation 6 Status of selected key development programs as of January 7, 2019. Represents ongoing phase of development; does not correspond to completion of a particular phase linaclotide MD-7246 IW-3718 Abdominal symptoms (bloating, discomfort, pain) IBS-C or CIC in adults Launched 12/12 IBS-C/CIC in pediatrics Abdominal pain (IBS-D) Persistent GERD PHASE I PHASE II PHASE III APPROVAL linaclotide

LINZESS® (linaclotide) Market-leading branded prescription product in its class with significant opportunity for continued growth

>10 Million unsatisfied adult patients with IBS-C or CIC actively seeking care 8 Source: Lieberman Research Group, GI Patient Landscape study, 2010 Abdominal & constipation symptoms Irritable bowel syndrome with constipation (IBS-C) and chronic idiopathic constipation (CIC) >40 Million patients >10 Million patients >15 Million patients Abdominal & constipation symptoms, actively seeking care, MDs recommend OTC lax majority of time >70% Not fully satisfied with OTC lax >18 Million patients Not fully satisfied with treatment, not seeking care, self-treating Additional commercial opportunity

9 IBS-C and CIC surveyed patients experience frequent and bothersome symptoms Avg. days per year Bothersome symptoms by severity (%) Extremely / very Somewhat Not very / not at all IBS-C CIC w/o abd symptoms Source: Kantar Milward Brown LINZESS Tracking Study; Aug 2017-Feb 2018; general population sample only: ‘Abdominal symptoms’ includes experiencing abdominal discomfort or pain, stomach cramping, or bloating at least once a week. Respondents met ROME II and/or were diagnosed by HCP Extremely / very Somewhat Not very / not at all CIC + abd symptoms Extremely / very Somewhat Not very / not at all 0 20 40 60 80 100 120 Urgent BM Not complete BM Hard / lumpy stool Straining Heartburn / acid reflux Stomach cramping Abdominal pain Abdominal discomfort Bloating IBS-C CIC + ab. symptoms CIC w/o ab. symptoms 67 26 6 22 39 38 54 34 11

2013 2014 2015 2016 2017 2018 2012 LINZESS: branded, prescription market leader in its class ~2.5M unique patients have filled ~13M LINZESS prescriptions to-date since launch1 10 >85% of the time patients are prescribed LINZESS when requested to their HCP5 Sources: 1. IQVIA Patient Tracker, Nov 2018 2. IQVIA NPA, Dec 2018 3. Linzess Patient Intercept Research, KS&R Inc. – March 2018 4. DRG, January 2019 5. DTC Tracker, Kantar Millward Brown - October 2018 >80% of surveyed LINZESS patients highly satisfied with LINZESS effect on abdominal pain and constipation3 >80% >85% Industry-leading payer access4 (% of Preferred access by lives covered) DOUBLE-DIGIT GROWTH in 6th year since launch2 Combined Medicare part D Commercial 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 LINZESS Extended Units TRx >85% ~95% ~85%

LINZESS has generated ~$3 billion in U.S. net sales and ~$1 billion in brand profits since launch Strong intellectual property position with coverage expected into 2030 11 50/50 profit share Ironwood’s share of 2018 U.S. LINZESS profits Sources: 2018 LINZESS U.S. net sales and brand profitability is unaudited, preliminary and based on estimates, and may change as we receive final 2018 data from Allergan plc and as we and Allergan complete the preparation of our respective 2018 financial statements. LINZESS U.S. net sales are reported by Allergan and LINZESS costs incurred by each of us and Allergan are reported in our respective financial statements. LINZESS costs include cost of goods sold incurred by Allergan and selling, general and administrative expenses and research and development expenses incurred by Allergan and Ironwood that are attributable to the cost-sharing arrangement between the parties $0 $200 $400 $600 $800 2013 2014 2015 2016 2017 2018 >$220M

Investing in multiple opportunities for continued growth 12 Drive volume growth by broadening HCP view of appropriate patient Capture Rx PEG patients seeking different treatment options Increase conversion of dissatisfied OTC patients Maintain broad, unrestricted access to pull-through demand Increase patient requests for LINZESS Promotion of new abdominal symptom claims, including bloating, discomfort & pain (if positive data) Leverage new & existing customer communication channels

LINZESS DTC campaigns have consistently activated new sources of patients 13 “Tell me something I don’t know” NEW TO BRAND PATIENTS (000) “Wearing on you” “Feels like a knot” “Keeps coming back” “Tell me something I don’t know” “Yesssss! Linzess” 2018 2012 2018 2017 2016 2015 2014 2013 Source: 1. IQVIA Patient Insights, excluding Non-Retail (LTC) Channel; One year lookback period; Dec 2018 month estimated based on weekly run rate.

Positive data in abdominal bloating, discomfort + pain have potential to motivate additional IBS-C patients

Opportunity to address key unmet need and increase LINZESS patient requests


BLOATING
Characterized by fullness and a protruding belly
You can't hide bloating; exposes condition to others
Emotional/mental toll and impacts quality of life[3]

~95%
of IBS-C patients surveyed experience bloating, abdominal pain and/or discomfort[1,2]

1x/week
The majority of IBS-C patients surveyed **experience these symptoms** 1x/week or more[2]

Completed enrollment in LINZESS Phase IIIb abdominal symptom study

Top-line data expected mid-2019; if positive, expect to **begin promotion ASAP**

14

Source: 1. GfK "IBS in America", 2016. 2. Lieberman GI Patient Landscape Survey, 2010. 3. Galileo Patient Exploratory Research, 2018.

Ironwood

Focused on bringing linaclotide to patients worldwide Capturing significant value from ex-U.S. partnerships 15 Sources: 1. As of 9/30/18; 2. 2018 revenue from linaclotide API sales to Astellas is unaudited, preliminary and based on estimates, and may change as we complete the preparation of our 2018 financial statements Europe & rest of world China, Hong Kong, & Macau Japan >$285M total revenue from ex-U.S. partnerships1 Strong IBS-C launch; CC approved in Aug 2018 Expect ~$70M in 2018 linaclotide API sales2 Approval in China expected 1Q 2019 & launch in 2H 2019

IW-3718 Pioneering an innovative approach designed to treat millions of patients suffering from persistent GERD

~10 Million unsatisfied adult patients with persistent GERD actively seeking care 17 Source: US Census; Lieberman HCP Survey, 2018; Lieberman GI Patient Landscape Survey, 2010 with persistent GERD Gastroesophageal reflux disease (GERD) >45 Million adult patients ~10 Million patients >20 Million patients Actively seeking care, taking prescription or OTC PPIs >45% Not fully satisfied with treatment

Patients with persistent GERD suffer from frequent, bothersome symptoms despite treatment with PPI


"It feels like a volcano
is erupting in my
throat, my chest hurts
and I feel liquid
coming up on me."†

85%
Of patients surveyed experience **heartburn** and **regurgitation** 6 days per week[3]

50%
Have damage to the lining of the esophagus, or **erosive esophagitis**[3,5]

3x
More ER visits than PPI responsive patients[4]

Patients have **tried multiple alternatives** and still experiencing symptoms

†Not an actual patient. Sources: 1. ElSerag, Hashem, Gut 2014 2. Lieberman GI Patients Landscape survey, 2010; Lieberman HCP survey, 2018 3. Ironwood data 4. Gerson et al., Aliment Pharmacol Ther 2011 5. Dickman et al., J Neurogastroenterol Motil 2011 6. AHRI GERD Burden of Disease survey

18

Ironwood

Bile acids may be the missing link 19 DISEASED GI = Bile Acids = Gastric Acid Sources: 1. McQuaid et al, Aliment Pharmacol Ther 2011; 34: 146–165; 2. Bachir et al, Southern Medical Journal. 1981; 74(9): 1072–1074; 3. Duggan et al., Carcinogenesis 2010; 31(5): 936–945; 4. Tack et al., Am J Gastro 2004; 5. Ironwood data. Esophageal exposure to bile acids triggers a strong symptomatic response1,2 Bile acids reflux from the stomach into the esophagus in 2/3 of pGERD patients4,5 Bile acids damage esophageal tissue: may promote erosive esophagitis3 IL8 (pg/ml) Bile acids induce relaxation of lower esophageal sphincter tissue, potentially exacerbating reflux5 % Relaxation % with Symptoms Inflammation Human LES relaxation TIME IRWD Phase IIa study PBR Negative PBR Positive 0 0 10 20 30 40 50 Gastric Acid Bile + Gastric Acid 0 50 100 150 200 250 300 350 4 8 12 24 vehicle Bile acid 0 20 40 60 80 100 120 100 500 1000 vehicle Bile acid

IW-3718: Opportunity to establish new treatment paradigm for patients with persistent GERD Offers complementary mechanism with PPI, designed to sequester bile acids in stomach over extended period of time 20 IW-3718 designed to sequester bile acids in the stomach to reduce bile exposure in the esophagus IW-3718 + PPI PPI ALONE PPIs block gastric acid from refluxing into esophagus, but do not suppress reflux of bile

Strong Phase IIb results propel IW-3718 into pivotal Phase III program of patients treated with IW-3718 + PPI reported clinically meaningful reduction in heartburn severity ~53% 21 IW-3718 + PPI demonstrated reduction in regurgitation frequency IW-3718 + PPI effect even more pronounced in patients with erosive esophagitis Encouraging safety + tolerability On average, compliance on therapy was >95% across all treatment groups

IW-3718 Phase II data showed reduction in regurgitation frequency & improvement in regurgitation-free days 22 *P-value obtained from a pairwise comparison versus PBO (PPI alone) in an ANCOVA model with treatment group and esophagitis status as factors and baseline value as covariate. **PBR: pathologic bile reflux as assessed by 24-h ambulatory Bilitec monitoring =17.5% Wk 8 1500mg v PBO Nominal P=<0.05* =33.3% 0/17; 5/15 P=0.01 =20.5% 6/44; 15/44 P=0.03 % of Regurgitation-free Patients** (Phase IIa) -60 -50 -40 -30 -20 -10 0 0 1 2 3 4 5 6 7 8 LS Mean % change from baseline Treatment week Regurgitation: % change from baseline by week (Phase IIb) Placebo IW-3718 1500mg 0 13.6 33.3 34.1 0 5 10 15 20 25 30 35 40 PBR All Pts Placebo IW-3718

Phase III pivotal program seeking to demonstrate improved heartburn & regurgitation in patients with persistent GERD Patients 23 Adult patients with GERD who continue to have persistent symptoms while receiving current standard of care (PPI) therapy ~1320 GERD patients, 2 identical trials Endpoints Overall heartburn response - Primary Defined as >45% reduction from baseline in heartburn for at least 4 out of 8 weeks Change in weekly heartburn severity - Secondary Change in weekly regurgitation frequency - Secondary Proportion of heartburn-free days - Secondary IW-3718 1500 mg + PPI Placebo + PPI 8 WEEK TREATMENT PERIOD

Opportunity to transform standard of care

Seeking to bring relief to millions of persistent GERD patients with IW-3718

High unmet need

- ~10M U.S. (>60M global) patients suffer from GERD despite optimized PPI therapy[1,2,6]
- Over 50% have esophageal erosions[3]
- 3x more ER visits than PPI-responsive patients[4]
- Limited treatment options available

Compelling bile acid story

- Bile acids play a key role in continued suffering and esophageal injury
- 2/3 of persistent GERD patients exhibit bile reflux[5]

1st in class MOA

- IW-3718 is designed to target bile acids & treat persistent GERD
- Potential to reduce heartburn & regurgitation
- 2 identical Phase III trials ongoing

Established GI leadership

- GI category leadership positions brand for success
- Expertise to shape market attitudes and behaviors
- Efficient coverage of high value GI prescribers

Sources: 1. ElSerag, Hashem "Update on the epidemiology of gastro-oesophageal reflux disease: a systematic review", Gut, 2014 2. Wang, Hai-Yun "Prevalence of gastro-esophageal reflux disease and its risk factors in a community-based population in southern India" 3. Ironwood data; Dickman et al., J Neurogastroenterol Motil 2011 4. Gerson et al., Aliment Pharmacol Ther 2011; 5. Tack et al., Am J Gastro 2004; Ironwood data 6. Lieberman GI Patients Landscape survey, 2010; Lieberman HCP survey, 2018

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Ironwood

MD-7246 Advancing a potential oral, intestinal, pain-relieving agent for patients suffering from IBS 25

>50 million patients report suffering from recurring abdominal pain across several GI disorders

>50 MILLION[3]

IBS-C[3,4]	IBS-mixed[3,4]	IBS with diarrhea (IBS-D) ~16M[1,2]	IBD	Diverticular disease	Functional abdominal pain[4]
POTENTIAL FUTURE INDICATIONS			POTENTIAL FUTURE INDICATIONS		

~80% of IBS patients report suffering from continuous or frequent abdominal pain[3]

Plan to initially explore MD-7246 in abdominal pain associated with IBS-D

(Phase II trial expected to initiate1Q 2019)

- Large suffering population
- Clear unmet need for effective treatment
- Limited number of treatment options

Sources: 1. Grundmann O, Yoon SL. Irritable bowel syndrome: epidemiology, diagnosis and treatment: an update for health-care practitioners. J Gastroenterol Hepatol. 2010 Apr;25(4):691-9 2. US Census Bureau. USA QuickFacts from the US Census Bureau. Available at https://www.census.gov/quickfa.... Accessed October 27, 2016 3. IFFGD "IBS Patients: Their Illness Experience and Unmet Needs", 2009. 4. Drossman, DA et al "A prospective assessment of bowel habit in irritable bowel syndrome: defining an alternator". Gastroenterology 2005; 128: 580-589.

26

Ironwood

IBS-D patients suffer from frequent and bothersome abdominal symptoms



>80%
of surveyed patients report IBS-D symptoms as **somewhat to extremely severe**[1,2]

80%
of patients report experiencing **abdominal pain every week**[2]

~70%
report ABD PAIN as the most important symptom that needs to improve[3]

Patient experience abdominal symptoms more than 100 days per year[1]


Abd Pain
Bloating
0
50
100
DAYS PER YEAR

>45%
as severe to extremely severe[1,2]

27

Sources: 1. Irritable Bowel Syndrome in Women: The Unmet Needs A Report from the Society for Women's Health Research 2. Lembo T,et al. Symptoms and visceral perception in patients with pain-predominant irritable bowel syndrome. Am J Gastroenterol.1999;94:1320-1326 3. IBS Patients:Their illness Experience and Unmet Need IFFGD 2007

Ironwood

Treatment potential of MD-7246 Treating abdominal pain alone with minimal effect on bowel function Immediate release in stomach LINZESS Ileocecal junction release MD-7246 Potential for strong abdominal pain relief only Effective relief of abdominal pain

CSBM2 rate: change from baseline – overall treatment period Abdominal pain: 9/12 week responders (%)1 MD-7246 demonstrated a decoupling of abdominal pain relief and bowel effect in Phase II IBS-C trial 29 RESPONDERS (%) Source: 1. Abdominal pain responder defined as decrease from baseline of at least 30% in the mean abdominal pain score for at least 9 of 12 weeks of treatment period 2. Complete spontaneous bowel movements MD-7246 showed strong reduction in abdominal pain LS MEAN CHANGE FROM BASELINE With limited impact on bowel effect vs. LINZESS 22 31.8 31.8 0 5 10 15 20 25 30 35 Placebo (n=66) Linzess 290 mcg (n=66) p=0.222 MD-7246 300 mcg (n=66) p=0.369 1.1 2.1 0.9 0 0.5 1 1.5 2 2.5 Placebo (n=66) Linzess 290 mcg (n=66) p=0.011 MD-7246 300 mcg (n=66) p=0.528

3Q 2018 Financial performance & FY2018 financial guidance

YTD 2018 financial performance (as of 9/30/18) Refer to the Reconciliation of GAAP Results to Non-GAAP Financial Measures appearing on slide 37 of this presentation 31 in Ironwood revenues Includes: $182.7M in Ironwood’s share of net profits from LINZESS U.S. net sales (including $29.7M reduction due to LINZESS net sales adjustment) $24.5M in linaclotide API sales $215.9M $460.8M in GAAP net loss ($1.75/share) in total operating expenses (incl. $122.2M in R&D & $183.1M in SG&A) Higher year-over-year primarily due to $151.8M impairment of intangible assets in non-GAAP net loss ($0.93/share) ($266.9M) ($142.0M)

Financial guidance Ironwood expects in 2018 32 SG&A expenses R&D expenses Total LINZESS marketing & sales expenses (IRWD + AGN) Net interest expense $230 - $250 million $160 – $180 million $230 - $260 million <$40 million Total restructuring expenses (including 2018 workforce reductions) ~$16 million Total separation expenses (2018 & 2019) Ironwood now expects ~$50 million

THANK YOU

Improving symptom relief in millions of suffering patients resulted in multiple blockbuster brands GERD proven to be extremely important therapeutic category 34 Source: 1. QuintilesIMS Dec-2009 2. QuintilesIMS Dec 2009 3. Lieberman GI Patients Landscape survey, 2010 4. U.S. Census, 2015 U.S. Peak H2 Sales ~$4B1 U.S. Peak PPI Sales ~$14B2

Data showed that PPIs improved heartburn by ~11% over H2s in non-erosive GERD and ~24% in erosive GERD 35 Heartburn severity (0-3) Heartburn relief *Adapted from JE Ritcher et al Arch Intern Med 2000;160:1803-1809 Pain severity (0-3) 0=none, 1=mild, 2=moderate, 3=severe. **Adapted from S. Sandmark et al Scan J Gastro 23:5, 625-632 Heartburn relief 11.1% 24% 0 10 20 30 40 50 60 70 80 90 100 Ran 150 BID OME 20 QD Heartburn response Erosive GERD**

IW-3718 1500 mg + PPI demonstrated clinically meaningful reduction in heartburn severity vs PPI alone IW-3718 + PPI -58.0% p=0.04 PPI alone -46.0% 36 -60 -50 -40 -30 -20 -10 0 BL 1 2 3 4 5 6 7 8 LS mean % change from baseline Treatment week Heartburn severity: % change from baseline by week

Nine Months Ended September 30, 2018 (000s, except per share amounts) GAAP net loss $ (266,875) Adjustments: Mark-to-market adjustments on the derivatives related to convertible notes, net (3,996) Amortization of acquired intangible assets 8,111 Fair value remeasurement of contingent consideration (31,045) Impairment of intangible assets 151,794 Non-GAAP net loss $ (142,011) GAAP net loss per share (basic and diluted) $ (1.75) Adjustments to GAAP net loss (detailed above) 0.82 Non-GAAP net loss per share (basic and diluted) $ (0.93) 1Q-3Q 2018 Financial Summary Reconciliation of GAAP Results to Non-GAAP Financial Measures The company presents non-GAAP net loss and non-GAAP net loss per share to exclude the impact of net gains and losses on the derivatives related to our convertible notes that are required to be marked-to-market, the amortization of acquired intangible assets, the impairment of intangible assets and the fair value remeasurement of contingent consideration. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. For a reconciliation of the company’s non-GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regarding the non-GAAP financial measures is included in the company’s press release dated November 6, 2018. 37